UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): July 15, 2005
                                                     ---------------------------

                       Protocall Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

           0-51111                                      41-2033500
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  (Commission File Number)                   (IRS Employer Identification No.)

           47 Mall Drive
          Commack, New York                                       11725-5717
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (631) 543-3655
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_|      Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|      Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         |_|      Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.        Unregistered Sales of Equity Securities

         On July 15, 2005, we finalized a Letter of Engagement with Trilogy Capital Partners, Inc., pursuant to which Trilogy agreed to implement a marketing program, and, to the extent we request, to assist us in business development and strategic advisory and investor relations services. The Letter of Engagement has an initial term of 12 months and is terminable by us or Trilogy at any time thereafter upon 30 days' prior written notice. In consideration for the services to be provided by Trilogy, we agreed to pay Trilogy $12,500 per month and we issued to Trilogy a Warrant to purchase 1,600,000 shares of our common stock, with an exercise price of $.88 per share. The Warrant expires on June 7, 2008. Trilogy is not entitled to exercise the Warrant for a number of shares of our common stock if such exercise would cause the aggregate number of shares of our common stock beneficially owned by Trilogy to be 5% or more of the outstanding shares of our common stock following such exercise.

         The number of shares issuable upon exercise and the per share exercise price of the Warrant are subject to adjustment in the case of any stock dividend, stock split, combination, capital reorganization, reclassification, consolidation or merger. The Warrant is exercisable by delivering the Warrant certificate to us, together with a completed election to purchase and the full payment of the exercise price or by means of a "net exercise" feature under which we do not receive any cash, but rather, the number of shares issued upon exercise is net of the number of shares withheld by Triology in lieu of payment of the exercise price.

         We have agreed to include the shares of common stock issuable upon exercise of the Warrant in a registration statement under the Securities Act of 1933, and to file such registration statement with the U.S. Securities and Exchange Commission within 45 days after the date of issuance of the Warrant.

         The foregoing summary description of the Warrant issued to Trilogy is qualified by reference to the full text thereof, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein in its entirety.

         The shares of common stock underlying the Warrant were not registered under the Securities Act of 1933 in reliance upon the exemption from registration provided by Section 4(2) and Regulation D under the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving any public offering. Trilogy qualified as an accredited investor, as defined in Regulation D, in order to receive the Warrant. The shares of common stock underlying the Warrant cannot be sold unless they are subsequently registered under the Securities Act or an exemption from registration is available.

Item 9.01.        Financial Statements and Exhibits

       (c)        Exhibits.
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Exhibit No.             Description
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4.1                     Warrant to Purchase Common Stock, dated June 7, 2008,
                        issued by Protocall Technologies Incorporated to Trilogy Capital Partners, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PROTOCALL TECHNOLOGIES INCORPORATED


Date:  July 21, 2005              By: /s/ Donald J. Hoffmann
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                                      Donald J. Hoffmann
                                      Vice President and Chief Operating Officer